SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2001
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)
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              Tennessee                  001-11421              61-0502302
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)
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          100 Mission Ridge
      Goodlettsville, Tennessee                                    37072
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(Address of Principal Executive Offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)
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ITEM 9.           REGULATION FD DISCLOSURE

On August 9, 2001, Dollar General Corporation (the "Company") issued a news release with respect to July sales results, year-to-date new store openings, August sales expectations, and sales and new store opening expectations for the third quarter ending November 2, 2001. Information regarding unaudited category sales and unaudited customer transactions for the four-weeks ending August 3, 2001, was also disclosed. Copies of the news release and the data regarding unaudited sales and customer transactions are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DOLLAR GENERAL CORPORATION
                                                    (Registrant)



August 10, 2001                                 By: /s/ Larry K. Wilcher
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                                                    Larry K. Wilcher
                                                    General Counsel and
                                                    Corporate Secretary




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Exhibit Index
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Exhibit No.          Item

                     99.1 News Release issued by Dollar General Corporation
                          dated August 9, 2001

                     99.2 Dollar General Corporation unaudited category sales
                          and unaudited customer transactions